GENERAL BUSINESS SECURITY AGREEMENT
(KOSS CORPORATION)

THIS GENERAL BUSINESS SECURITY AGREEMENT (this “Agreement”) is made and entered into as of May 14, 2019 (the “Effective Date”) by KOSS CORPORATION, a Delaware corporation (“Grantor”) for the benefit of TOWN BANK, a Wisconsin banking corporation (“Bank”).
RECITALS
WHEREAS, Grantor wishes to secure the payment of all indebtedness and liabilities under, and the performance of all the covenants and agreements contained in the following (collectively, the “Obligations”):

(a)	a “Revolving Credit Agreement” dated contemporaneously herewith between Grantor and Bank, as it may be amended, extended, restated or modified from time to time (the “Credit Agreement”);

(b)
a “Revolving Credit Note” dated contemporaneously herewith in the face amount of $5,000,000.00 from Grantor for the benefit of Bank as it may be amended, extended, restated or modified from time to time (the “Revolving Credit Note”);

(c)	this Agreement, as this Agreement may be amended or modified;

(d)
all other agreements, loans, drafts, overdrafts, checks, notes and all other debts, liabilities and obligations of every kind owing by Grantor to Bank, whether direct or indirect, absolute or contingent, liquidated or unliquidated whether of the same or a different nature and whether existing now or in the future, including interest thereon and all costs, expenses and attorneys’ fees paid or incurred by Bank at any time before or after judgment in attempting to collect any of the foregoing, to realize on any collateral securing any of the foregoing or this Agreement, and to enforce this Agreement; and

(e)	all costs, expenses, and attorneys’ fees at any time paid or incurred by Bank, before or after judgment, in endeavoring to collect on or protect Bank’s rights in all or part of any of the foregoing.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.    Definitions. The following terms shall have the meanings set forth below:
“Account” shall have the meaning set forth in UCC Chapter 409.
“Chattel Paper” shall have the meaning set forth in UCC Chapter 409.
“Commercial Tort Claims” shall have the meaning set forth in UCC Chapter 409.
“Deposit Account” shall have the meaning set forth in UCC Chapter 409.
“Document” shall have the meaning set forth in UCC Chapter 409.
“Equipment” shall have the meaning set forth in UCC Chapter 409.
“Fixture” shall have the meaning set forth in UCC Chapter 409.
“General Intangible” shall have the meaning set forth in UCC Chapter 409.
“Instrument” shall have the meaning set forth in UCC Chapter 409.
“Inventory” shall have the meaning set forth in UCC Chapter 409.
“Investment Property” shall have the meaning set forth in UCC Chapter 409.
“Letter-of-Credit Right” shall have the meaning set forth in UCC Chapter 409.
“Collateral” shall mean and include all personal property in which Grantor has an interest, whether now owned or hereafter acquired, and wherever located, including, without limitation, all:
(a)    Accounts;
(b)    Chattel Paper;
(c)    Deposit Accounts;
(d)    Documents;
(e)    Equipment;
(f)    Fixtures;
(g)    General Intangibles;
(h)    Instruments;
(i)    Inventory;
(j)    Investment Property;
(k)    Letter-of-Credit Rights;
(l)    additions and accessions to, all spare and repair parts, special tools, equipment and replacements for and software used in any of the foregoing;
(m)    leases, agreements, drafts, acceptances, bills of lading and receipts;
(n)    of Grantor’s right, title and interest in and to all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Account, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Account, including all of Grantor’s rights as an unpaid vendor or lien or, including stoppage in transit, replevin and reclamation with respect to such goods and other properties;
(o)    guarantees, mortgages, security interests, and supporting obligations and other agreements securing or relating to any Account or other Collateral, or acquired for the purpose of securing and enforcing any item thereof;
(p)    documents, policies and certificates of insurance;
(q)    files, correspondence, computer programs, tapes, discs and related data processing software (owned by Grantor or in which it has an interest) which contain information identifying or pertaining to any of the Collateral or any account debtor, or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization of Collateral or the collection thereof;
(r)    other or additional assets of Grantor in which Grantor may have heretofore granted or may hereafter grant Bank a security interest; and
(s)    products and proceeds of the foregoing Collateral (including, but not limited to, any claims to any items referred to in this definition, and any claims of Grantor against third parties for loss of, damage to, or destruction of, any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents.
“Event of Default” shall have the meaning set forth in the Credit Agreement.
“Permitted Liens” shall have the meaning set forth in the Credit Agreement.
“Person” means an individual, partnership, limited liability partnership, corporation, limited liability company, unlimited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or governmental authority.
“UCC” shall mean Chapters 401 through 411 of the Wisconsin Statutes as now enacted or hereafter in effect.
2.    Security Interest. To secure the payment and performance of the Obligations and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby mortgages, pledges and assigns all of the Collateral to Bank, and grants to Bank a continuing security interest in all of the Collateral (the “Security Interest”).
3.    Continued Priority of Security Interest. Provided Bank properly perfects the Security Interest as required by applicable law, the Security Interest shall at all times be a valid and perfected security interest enforceable against Grantor and all third parties, securing, in accordance with the terms of this Agreement, the payment and performance of the Obligations, and the Collateral shall not at any time be subject to any lien, charge or security interest that is prior to, on a parity with or junior to the Security Interest, other than the Permitted Liens. Bank’s Security Interest shall be automatically released on any Collateral that is sold, transferred, assigned or otherwise disposed of in accordance with, and as permitted in, the Loan Documents.
4.    Delivery; Filing; Refiling.
(a)    Grantor shall, at its sole cost and expense, take or cause to be taken all action which Bank may reasonably request and which may be necessary or desirable in order to assure that the Security Interest will at all times comply with the provisions of Section 3 hereof and to enable Bank to exercise or enforce rights hereunder, including, but not limited to: (i) delivering to Bank, endorsed or accompanied by such instruments of assignment as Bank may specify, and stamping and marking, in such manner as Bank may specify, any and all chattel paper, instruments, letters and advices of credit, title certificates and documents evidencing or forming a part of the Collateral; and (ii) executing and delivering such pledges, designations, hypothecations, notices and assignments, and obtaining such control agreements in each case in form and substance satisfactory to Bank, relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the UCC or other laws as Bank may from time to time reasonably request.
(b)    Grantor authorizes Bank to file Uniform Commercial Code financing statements describing the Collateral (including describing the Collateral as “all assets,” “all personal property” or with words of similar effect) and amendments to such financing statements. Grantor will cooperate with Bank in obtaining control of Collateral (other than Grantor’s stock or member interest in its subsidiaries) or other security for the Obligations for which control may be required to perfect Bank’s Security Interest.
(c)    In the event that any repledge or reassignment, or any other action, is, in Bank’s reasonable belief, helpful or required at any time to protect, preserve or maintain the Security Interest, Grantor authorizes Bank to take any such action, and at Bank’s request, Grantor shall, at its sole cost and expense, cause the same to be done or taken at such time and in such manner as may be reasonably requested by Bank.
5.    Certain Covenants as to Collateral. So long as any of the Obligations is outstanding and unpaid and unless Bank shall otherwise expressly consent in writing:
(a)    Grantor will:
(i)    at all times be the sole owner (or, if applicable, sole lessee or sole licensee) of each and every item of Collateral free of all security interests and other encumbrances, except the security interests created by this Agreement and Permitted Liens;
(ii)    defend the Security Interest and its title (or, if applicable, other interest) to the Collateral at its own expense;
(iii)    at all times keep materially accurate and complete records of the Collateral, and permit Bank to enter upon Grantor’s place or places of business at any time and from time to time during reasonable business hours, and without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts and correspondence which relate to the Collateral or other transactions between the parties hereto and the general financial condition of Grantor, subject to the provisions set forth in the Credit Agreement;
(iv)    upon the request of Bank, execute and deliver confirmatory written assignments of Accounts to Bank, but any failure by Grantor to execute and deliver such schedules and other materials or assignments shall not limit or otherwise affect the Security Interest or Bank’s other rights in and to the Collateral;
(v)    maintain all tangible property that constitutes Collateral in good condition (ordinary wear and tear excepted) and exercise reasonable and proper custody over all such property;
(vi)    procure and maintain insurance against loss, theft, destruction, or damage to the Collateral for the reasonable value thereof, and business interruption, with such insurers as are reasonably acceptable to Bank, plus other insurance thereon in the amounts and against such risks as Bank may reasonably specify, and promptly deliver an original copy of each policy to Bank as well as endeavoring to obtain from such insurer a clause requiring the insurer to provide Bank up to thirty (30) days’ (and at least ten (10) days’) prior written notice of the cancellation, expiration, termination or any material change in the coverage afforded under any such policy;
(vii)    not make any material adverse change in the Collateral nor knowingly use nor permit the same to be used for any unlawful purpose whatsoever;
(viii)    pay and discharge all lawful taxes, assessments and government charges upon Grantor or against its properties, including the Collateral, prior to the date on which penalties arise, unless, and to the extent only that, such taxes, assessments and charges are contested in good faith and by appropriate proceedings by Grantor; and
(ix)    if any Collateral arose out of contracts with the United States or any of its departments, agencies or instrumentalities, Grantor shall so notify Bank, and shall, after an Event of Default and upon request of Bank, execute any writings required by Bank in order that any amounts due or to become due under such contracts shall be properly assigned to Bank, with proper notice of the assignment being given under the Federal Assignment of Claims Act.
(b)    Grantor shall not, without Bank’s prior written consent:
(i)    except in the ordinary course of business or in accordance with its current policies regarding collections and write-offs that have been disclosed to Bank, and (in any instance) prior to an Event of Default, grant any extension of time for payment of any Account or compromise, compound or settle the same for less than the full amount thereof, or release wholly or partly any person liable for the payment thereof, or allow any credit or discount whatsoever thereon; and
(ii)    except in the ordinary course of business (which is limited to selling inventory and collecting accounts receivable), sell, assign, transfer or otherwise dispose of any Collateral in excess of $250,000 in value in the aggregate for any calendar year to anyone other than Bank; provided, however, that, in addition to the aforementioned limit, Grantor may sell, assign, transfer or otherwise dispose of the assets (including the related intellectual property) associated with the STRIVA technology.
6.    Grantor Representations and Warranties. Grantor represents, warrants and covenants that:
(a)    Grantor’s chief executive office and the books and records relating to the Collateral are located at Grantor’s place of business at 4129 N. Port Washington Ave, Milwaukee, Wisconsin 53212.
(b)    Grantor will not move its chief executive office or the books and records specified in Section 6(a) hereof, change its name or change the choice of legal entity under which it operates or the state under whose laws it is organized, without Bank’s prior written consent.
(c)    No Collateral is, or will be, maintained at any location other than as specified in Section 6(a) hereof.
(d)    The information contained in the “Perfection Certificate” attached hereto as Exhibit A and dated contemporaneously herewith from Grantor to Bank is true and correct.
7.    Notice to Account Debtors or Obligors; Possession of Collateral. If there shall occur any Event of Default, Bank may, in its sole discretion, do any or all (or none) of the following:
(a)    Bank may (i) notify, or require Grantor to notify, in writing any account debtor or other obligor with respect to any of the Collateral to make payment to Bank or any agent or designee of Bank, at such address as may be specified by Bank, or (ii) direct Grantor to hold all payments which it receives with respect to any Collateral in trust for Bank, and Grantor shall so hold such funds without commingling them with other funds of Grantor and shall, in accordance with the direction of Bank, either (A) deliver the same to Bank, or any agent or designee of Bank, immediately upon receipt by Grantor in the identical form received, together with any necessary endorsements, or (B) immediately deposit them in a separate account maintained with or by Bank, or any agent or designee of Bank, in which only such payments and other proceeds of Collateral shall be deposited. When any notice to make payments directly to Bank, or any such agent or designee, shall have been given pursuant to clause (i) above, Grantor shall no longer have any right to collect the affected Collateral. If, notwithstanding the giving of any notice, any account debtor or other obligor shall make payment to Grantor, Grantor shall hold all such payments it receives in trust for Bank, without commingling the same with other funds of Grantor, and shall deliver the same to Bank, or any such agent or designee, immediately upon receipt by Grantor in the identical form received, together with any necessary endorsements. Bank may settle or adjust disputes and claims directly with account debtors and other obligors of Grantor for amounts and on terms which Bank considers advisable. Nothing herein contained shall be construed as requiring or obligating Bank, or any such agent or designee, to make any demand, or to make an inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action with respect to any Accounts or the monies due or to become due thereunder or to take any steps necessary to preserve any rights against prior parties. Bank shall not have any liability to Grantor for actions taken in good faith pursuant to this Section 7.
(b)    All amounts received or deposited with Bank pursuant to Section 7(a) hereof shall be applied to the payment of the Obligations, in such order as Bank determines, in its sole discretion. Bank may, but shall not be obligated to, deliver any amounts received or deposited pursuant to Section 7(a) hereof to Grantor for use by Grantor in the ordinary course of its business, but the Security Interest in any such proceeds delivered to Grantor shall continue and shall not be affected by such delivery and Grantor shall not commingle any proceeds so delivered with any of its other funds.
(c)    Bank may at any time and from time to time, with or without judicial process or the aid or assistance of others, enter upon any premises in which Collateral may be located and, without resistance or interference by Grantor, take physical possession of any items of Collateral and maintain such possession on Grantor’s premises or move the Collateral or any part thereof to such other places as Bank shall choose without being liable to Grantor on account of any losses, damage or depreciation that may occur as a result thereof (so long as Bank shall not breach the peace) dispose of all or any part of the Collateral on any premises of Grantor, require Grantor to assemble and make available to Bank at the expense of Grantor all or any part of the Collateral at any place and time designated by Bank, or to remove all or any part of the Collateral from any premises in which any part may be located for the purposes of effecting sale or other disposition thereof.
8.    Appointment as Attorney and Agent for Grantor With Respect to Security Interest. Grantor hereby irrevocably appoints Bank, or any agent or designee of Bank, as its lawful attorney and agent, with full power of substitution, to execute and deliver, on behalf of and in the name of Grantor, such financing statements, assignments, mortgages, notices, pledges and other documents and agreements, and to take such other action as Bank may deem necessary for the purpose of the creation, perfection, maintenance or continuation of the Security Interest, under any applicable law, and Bank is hereby authorized to file on behalf of and in the name of Grantor, at Grantor’s expense, such financing statements, assignments, mortgages, notices, pledges and other documents and agreements in any appropriate governmental office. The right is expressly granted to Bank in its discretion, to file one or more financing statements under the UCC or the comparable Uniform Commercial Code of any other jurisdiction, without any further authentication or authority from Grantor, naming Grantor as debtor and naming Bank as secured party, and indicating therein the types, or describing the items, of the Collateral and providing such other information as may be required or requested by the filing office.
9.    Appointment to Act for Grantor After an Event of Default. Grantor, effective immediately upon the occurrence of an Event of Default and notice thereof given by Bank to Grantor (but without the necessity of further action), and until the Event of Default is waived in writing:
(a)    irrevocably authorizes Bank, or any agent or designee of Bank, to perform any and all of the acts that Bank is permitted to perform under any provision of this Agreement;
(b)    constitutes and appoints Bank, or any agent or designee of Bank, as Grantor’s true and lawful attorney and agent, with full power of substitution, in the place and stead of Grantor and either in its own name or in the name of Grantor, if any Event of Default shall have occurred and be continuing:
(i)    to endorse Grantor’s name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Bank’s possession;
(ii)    to sign Grantor’s name on any invoice or bill of lading relating to any Collateral, on drafts against customers, on schedules and assignments of Accounts, on notices of assignment, financing and continuation statements and other public records, on verifications of accounts, on notices to or from customers and on any and all documents necessary to effectuate drawings under letters of credit;
(iii)    to notify the post office authorities to change the address for delivery of Grantor’s mail to an address designated by Bank;
(iv)    to receive, open and dispose of all mail addressed to Grantor; and
(v)    to send requests for verification of Accounts to customers or account debtors; and
(c)    ratifies and approves all actions taken pursuant to the foregoing power of attorney whether taken by Bank or by any other person or persons designated by Bank, and Bank will not be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than those occasioned by Bank’s willful misconduct. This power shall be deemed coupled with an interest and shall be irrevocable until the Obligations have been fully satisfied. Bank may appoint such persons, firms or corporations as, in its sole discretion, it may determine for the purpose of exercising any powers and taking any action permitted to be exercised or taken by Bank under or pursuant to any of the provisions of this Agreement.
10.    Acceleration of Obligations and Default. In addition to any other rights, powers or privileges granted to Bank hereunder, upon the occurrence of an Event of Default, Bank may, at its option, with or without notice, declare the whole unpaid balance of any Obligation (or all Obligations) secured by this Agreement immediately due and payable and may declare Grantor to be in default under this Agreement.
11.    Marshalling, Etc. Bank shall not be required to make any demand upon or pursue or exhaust any of its rights or remedies against Grantor or others with respect to the payment of Obligations, and shall not be required to marshall the Collateral or to resort to the Collateral in any particular order and all of the rights of Bank hereunder shall be cumulative. To the extent that it lawfully may, Grantor hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of, and does hereby covenant not to assert against Bank, any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement or in respect of the Collateral. To the extent it lawfully may, without limiting the generality of the foregoing, Grantor hereby agrees that it will not invoke or utilize any law which might cause delay in, or impede, the enforcement of Bank’s rights under this Agreement and hereby waives the same.
12.    Nonwaiver, Extensions, etc. No course of dealing between Grantor and Bank shall operate as a waiver of any rights of Bank under this Agreement or in respect of the Collateral or the Obligations. No delay or omission on the part of Bank in exercising any right under this Agreement in respect of the Collateral or any Obligations shall operate as a waiver of such right or any other right hereunder. A waiver on any one occasion shall not be construed as a bar or waiver of any right or remedy on any other occasion. No waiver, amendment to, or other modification of this Agreement shall be effective unless it is in writing and signed by Bank. Any extension of time for payment of any installment of any of the Obligations or the acceptance of only a part of such installment, or the failure of Bank to enforce the strict performance of any covenant, promise, or condition herein contained (or in any other note, obligation, or agreement) on the part of Grantor to be performed, shall not operate as a waiver of the right of Bank thereafter to require that the Obligations and the terms herein be strictly performed according to the tenor thereof and hereof. Grantor hereby waives presentment for payment, notice of nonpayment, protest, notice of protest, and diligence in Bank bringing suit against Grantor. Furthermore, Grantor agrees that Bank may, without thereby releasing Grantor, substitute, release, alter, or make any other disposition of any Collateral and further agree that Bank is not required to first resort for payment to any such Collateral. No waiver of any provision of this Agreement shall be effective unless in writing and signed by Bank.
13.    Sale. Any item of the Collateral may be sold for cash or other value in any number of lots at public auction or private sale without demand or notice (excepting only that Bank shall give Grantor at least ten (10) days’ prior written notice of the time and place of any public sale, or the time after which a private sale may be made (which notice each of Grantor and Bank hereby agrees to be reasonable). At any sale or sales of the Collateral (except at private sale) Bank may bid for and purchase the whole or any part of the property and rights so sold and, upon compliance with the terms of such sale, may hold, exploit, and dispose of such property and rights without further accountability to Grantor except for the proceeds of such sale or sales. Grantor will execute and deliver, or cause to be executed and delivered, such instruments, documents, registrations statements, assignments, waivers, certificates and affidavits, and supply or cause to be supplied such further information and take such further action as Bank shall reasonably require in connection with such sale.
14.    Application of Proceeds. The proceeds of all sales and collections hereunder, and any other monies (including any cash contained in the Collateral) the application of which is not otherwise herein provided for, shall be applied in such order as Bank determines, in its sole discretion.
15.    Setoff. In addition to any rights now or hereafter granted under the provisions of any applicable law, rule or regulation, to the exercise of which Grantor hereby consents, and not by way of limitation of any such rights, upon the occurrence of any Event of Default, Bank is hereby authorized by Grantor, at any time or from time to time, without notice, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other indebtedness at any time held or owing by Bank to or for the credit or account of Grantor against and on account of the Obligations, irrespective of whether or not (a) Bank shall have made any demand under this Agreement, the Term Note or the Revolving Credit Note, or (b) Bank shall have declared the principal of and interest on the Term Note or the Revolving Credit Note to be due and payable.
16.    Attorneys’ Fees and Costs. All reasonable out-of-pocket costs and expenses, including attorneys’ fees incurred by Bank in any and all efforts made to enforce payment of the Obligations or otherwise to effect collection of or against any of the Collateral, all Bank’s standard service charges for servicing and auditing this Agreement or the Collateral, as well as all reasonable out-of-pocket costs and expenses, including attorneys’ fees and legal expenses incurred in connection with the entering into, modification, administration and enforcement of this Agreement or the instituting, maintaining, preserving, enforcing and foreclosing the Security Interest, whether through judicial process (in or outside of bankruptcy proceedings) or otherwise shall be charged to and paid by Grantor, upon demand by Bank, and shall be part of the Obligations.
17.    Miscellaneous.
(a)     This Agreement shall be deemed to have been made in the State of Wisconsin and shall be governed by the laws of the State of Wisconsin (without regard to its conflicts of laws provisions), except to the extent superseded by Federal law. Grantor consents to the jurisdiction of the Circuit Court of Milwaukee County, Wisconsin and to the jurisdiction of the United States District Court for the Eastern District of Wisconsin and waives any objection based on inconvenience of the court (or forum non conveniens), with regard to any actions, claims, disputes or proceedings relating to this Agreement, or any transactions arising therefrom, or enforcement and/or interpretation of any of the foregoing. Nothing in this Agreement will affect Bank’s rights to serve process in any manner permitted by law, or limit Bank’s right, at the option of Bank, to bring proceedings against any Grantor or Grantors in the competent courts of any other jurisdiction or jurisdictions. All terms which are used in this Agreement shall have the meanings set forth herein. Terms not defined herein shall have the meanings given them in the Credit Agreement, or, if not defined therein, in the UCC. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision thereof.
(b)     All communications or notices required under this Agreement shall be deemed to have been given on the date when deposited in the United States mail, postage prepaid, and addressed as follows (unless and until any of such parties advises the other in writing of a change in such address):
if to Grantor, to:
Koss Corporation
4129 N. Port Washington Ave
Milwaukee, Wisconsin 53212
Attn:  David Smith
Email: dsmith@koss.com

if to Bank, to:
Town Bank
731 N. Jackson Street, Suite #100
Milwaukee, WI 53202
Attn:  Daniel P. Brenton
Email: dbrenton@wintrust.com

(c)     In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all provisions hereof which are otherwise lawful and valid shall remain in full force and effect.
(d)     This Agreement is intended by Grantor and Bank as a final expression of the intent of the parties with respect to its subject matter, and as a complete and exclusive statement of its terms, there being no conditions to the enforceability of this Agreement. This Agreement may not be supplemented or modified except in writing, signed by both Grantor and Bank. This Agreement is entered into contemporaneously with the Credit Agreement.
(e)     The RECITALS set forth above are true, accurate and incorporated herein by reference.
[The remainder of this page is intentionally left blank with a signature page to follow.]
IN WITNESS WHEREOF, Grantor has executed this General Business Security Agreement as of the Effective Date.

KOSS CORPORATION

By:
David Smith, CFO and Secretary

32969084_6.DOC
EXHIBIT A
PERFECTION CERTIFICATE
The undersigned, being the Chief Financial Officer and Secretary of KOSS CORPORATION (“Borrower”), hereby certifies to TOWN BANK (“Bank”) that the information disclosed below is true and correct. Borrower understands that Bank will rely on this information to perfect the security interest granted by Borrower pursuant to the “General Business Security Agreement” from Borrower to Bank dated contemporaneously herewith.

1.    Borrower’s exact legal name as it appears in its organizational documents is:
Koss Corporation
2.    The mailing address of Borrower is:
4129 N. Port Washington Ave, Milwaukee, Wisconsin 53212.
3.    The address of Borrower’s place of business, or if it has more than one place of business, its chief executive office, is:
4129 N. Port Washington Ave, Milwaukee, Wisconsin 53212.
4.    The address where Borrower keeps its books and records is:
4129 N. Port Washington Ave, Milwaukee, Wisconsin 53212.
5.    Was the address of Borrower’s place of business, or if it has more than one place of business, its chief executive office, located in any other state within the last 5 years?
        ☐ Yes ☒ No. If yes, the addresses for those other locations are: N/A.
6.    Collateral consisting of equipment and other goods is located at the following location(s):
4129 N. Port Washington Ave, Milwaukee, Wisconsin 53212
7.    The Borrower is a ☐ general partnership ☐ limited partnership ☐ limited liability company ☒ corporation ☐ other: _____________________.

8.    The state under whose laws the Borrower is organized:
Delaware.
9.    The Borrower’s organizational identification number issued by the state under whose laws it is organized is: 775643.
10.    Was the Borrower a successor by merger, consolidation, acquisition or otherwise to another organization at any time during the past 5 years? ☐ Yes ☒ No.
11.    All other names (including trade names) used by the Borrower now or at any time during the past five years are: None.
Dated as of May 14, 2019.
KOSS CORPORATION

By:
David Smith, CFO and Secretary

1050746025 v2